UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02796)

Exact name of registrant as specified in charter:	Putnam High Yield Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2015

Date of reporting period :	September 1, 2014 — August 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PHIGX

Putnam High Yield Trust

Annual report
8 | 31 | 15

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
High Yield
Trust

Annual report
8 | 31 | 15

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Important notice regarding Putnam’s privacy policy	18

Trustee approval of management contract	19

Financial statements	24

Federal tax information	68

About the Trustees	69

Officers	71

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

A string of negative developments has kept markets on edge in recent months. Greece’s debt crisis flared, oil prices dropped again, and the People’s Bank of China, in an effort to stem a slumping economy, unexpectedly devalued the yuan. The cumulative effect of these events appeared to contribute to a brief correction in global stock markets during late summer.

Through it all, the U.S. economy has remained resilient, which is likely to prompt the Federal Reserve to raise interest rates for the first time in over a decade. If higher interest rates in the U.S. markets attract global capital, regions outside of the United States could experience greater market volatility and constrained growth.

In contrast, central banks in Europe, Japan, and China appear committed, for the foreseeable future, to low-interest-rate policies to foster growth. The different trajectories of central bank policies may be another source of volatility.

Amid changing market conditions, you may find it reassuring to know that Putnam’s portfolio managers have deep experience and research-driven viewpoints that guide their investment decisions. The interview in the following pages provides you with additional insight into current economic and market conditions, as well as a review of your fund’s performance. We also would encourage you to consult with your financial advisor to discuss whether your mix of investments requires any adjustment to stay on track toward your long-term goals.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, thank you for investing with Putnam.

Putnam High Yield Trust

An attractive complement to stocks and Treasuries

High-yield bonds have a number of features that can make them a compelling addition to a variety of portfolios. For one, high-yield bonds can be an attractive supplement — or even alternative — to equities. Since the start of the "lost decade" in 2000, high-yield bonds have outpaced stocks by a significant margin, and they've done so with a fraction of the volatility. For investors concerned about the risk entailed in today's equity markets, high-yield bonds may be worth considering.

The fund's managers each have more than 25 years of investment experience

Featured
from left to right:

Paul D. Scanlon, CFA
(industry since 1986)

Norman P. Boucher
(industry since 1985)

Robert L. Salvin
(industry since 1986)

Since 2000, high-yield bonds have delivered almost twice the average annual return of equities, and have done so with nearly 40% less volatility.

2000–2014	Stocks	High-yield bonds
Average annualized return	4.24%	7.76%
Standard deviation	15.22%	9.17%

80%
60
40
20
0
-20
-40
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Sources: S&P, JPMorgan, as of 12/31/14. Stocks are represented by the S&P 500 Index. High-yield bonds are represented by the JPMorgan Developed High Yield Index. Standard deviation measures how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio. Past performance does not indicate future results. You cannot invest directly in an index.

Unlike stocks, bonds are subject to interest-rate risk, which means the prices of the fund's bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative.

High-yield bonds can help diversify a Treasury-oriented portfolio

High-yield bonds can also complement a portfolio geared toward Treasuries, the prices of which tend to move in the opposite direction of interest rates. High-yield bonds generally trade based on investors' perceptions of the health of the underlying corporate issuer, rather than rates alone. In a strengthening economy, corporate fundamentals are often improving, and that can make high-yield bonds more attractive.

Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversified portfolio.

2 High Yield Trust

High Yield Trust 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

4	High Yield Trust

Interview with your fund’s portfolio manager

Paul, what was the market environment like for high-yield bonds during the 12 months ended August 31, 2015?

The asset class struggled during the early months of the period, hampered by declining crude oil prices, volatile equity and commodity markets, concern about rising U.S. interest rates, and weak economic data overseas, among other factors. The fund’s performance was influenced to a significant extent by these issues because they made investors less willing to own below-investment-grade securities. High-yield bonds rallied in January and February, as U.S. crude prices briefly settled into a trading range of roughly $50 to $60 per barrel. Selling pressure resumed in early March, however, amid uncertainty about the timing of interest-rate hikes by the Federal Reserve. High yield then rallied from mid-March through April as mixed U.S. economic data led to expectations that the Fed might hold off on raising rates. The market was also helped by relatively stable oil prices, which temporarily reduced the pressure on energy companies that were at the greatest risk of defaulting when prices were lower.

Uncertainty over Greece caused broad swings in global financial markets in June, and high-yield bonds declined along with virtually all other major asset classes. The negative effects caused by this uncertainty lingered until August when eurozone finance ministers approved an €86 billion [$96 billion] bailout package for Greece. The bailout marked the end of six

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/15. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

High Yield Trust	5

months of turbulent negotiations between the country and its creditors, other eurozone countries, and the International Monetary Fund.

Despite short-lived rallies, high-yield bond prices continued to trend lower in July and August. Stock market volatility, declining commodity prices, a surprise currency devaluation by China amid weakening economic growth in that country, and continued uncertainty about the timing of the first Fed rate increase weighed on investor confidence.

Within the fund’s benchmark, higher-quality split Baa-rated and Ba-rated securities generated the best relative performance, while lower-quality Caa-rated bonds were the worst performers. [Split-rated bonds are those that receive different credit ratings from the major rating agencies.] In our view, these performance trends provided another indication of greater risk aversion on the part of investors. From an industry perspective, health care, food/beverages, and housing were the top-performing groups. Conversely, metals/mining and energy were by far the poorest performers, registering double-digit declines.

Credit qualities are shown as a percentage of the fund’s net assets as of 8/31/15. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

6	High Yield Trust

Although the fund registered a negative absolute return, it performed about in line with its benchmark and the average return of its Lipper peer group. What factors aided the fund’s relative performance?

At the sector/industry level, an underweight in metals/mining, an overweight in gaming/ lodging/leisure, and overall positioning in industrials, provided the biggest boost versus the benchmark.

In terms of individual holdings, lighter-than-benchmark exposure to coal mine operator Peabody Energy was the top relative contributor. We have a negative view of the coal industry generally, due to increased regulation, competition from cheap natural gas for power production, reduced demand from China, and weak pricing power. While Peabody is one of the larger and more diversified companies

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets that each represented as of 8/31/15. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

High Yield Trust	7

in the industry, we don’t believe its current financial structure is sufficient to enable the firm to overcome these headwinds in the near term. We sold the fund’s position in Peabody Energy early in the period.

Largely avoiding energy exploration and production [E&P] company Sabine Pass — a subsidiary of Sabine Oil & Gas — also helped the fund’s relative performance. In 2014, Sabine completed a leveraged buyout of E&P firm Forest Oil, but the timing of the acquisition forced Sabine to restructure its balance sheet.

Elsewhere, an overweight in Penn National Gaming also aided relative performance. Penn National operates casinos and racetracks in 18 states and Canada.

Which areas hampered the fund’s performance versus the benchmark?

From a sector/industry perspective, positioning in energy and cable/satellite, along with an overweight in utilities, were the primary detractors. Additionally, having a less-than-benchmark allocation to higher-quality bonds also worked against the fund’s relative return.

This chart shows how the fund’s credit quality has changed over the past six months. Credit qualities are shown as a percentage of the fund’s net assets. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

8	High Yield Trust

Looking at individual positions, we selectively invested in the oil-and-gas industry, but many smaller companies that had tapped the high-yield market to finance shale drilling projects were hit particularly hard amid the volatility in oil prices. Consequently, our biggest detractors were overweights in four E&P companies: Vantage Drilling, Paragon Offshore, Linn Energy, and Lightstream Resources.

What is your outlook for the high-yield market over the coming months, and how are you positioning the fund?

Overall, we think the fundamental backdrop for high-yield bonds remains supportive. Second-quarter U.S. gross domestic product was revised upward to a 3.7% annual rate from 2.3%, and trends in employment and housing have been favorable, in our view. The 12-month high-yield default rate increased to 2.3% in August from 1.9% in July, which is still meaningfully below historical norms. It’s important to note that this increase was driven by defaults in commodity sectors such as energy and metals/mining, which accounted for more than 75% of default volume year to date through August 2015. Despite the impact of these sectors, we think the default rate could remain muted. With interest rates at low levels, we believe high-yield issuers should continue to benefit from low debt-servicing costs, which could keep the default rate below the long-term historical average for some time.

All told, against the backdrop of what we think will be an improving U.S. economy, we believe most high-yield issuers — excluding those in more commodity-sensitive industries — are in reasonably good shape from a credit perspective. With valuations more attractive, in our view, following recent market turbulence, and an abundance of new issuance on the horizon, we continue to have a constructive outlook for the asset class overall.

As for portfolio positioning, we expect to keep the fund broadly diversified across market sectors, and at period-end, the majority of our holdings were in mid-tier split Ba-rated or B-rated bonds. From a sector/ industry perspective, we favored telecommunications, gaming/lodging/leisure, financials, utilities, housing, and broadcasting. Conversely, the fund was underweight in energy, technology, metals/mining, food/ beverage, transportation, consumer products, and cable/satellite.

To compensate for marketplace liquidity constraints as well as potential periods of volatility, we continued to maintain a meaningful cash allocation, and planned to keep the portfolio’s interest-rate sensitivity slightly below that of the benchmark.

Thanks for your time and for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul D. Scanlon is Co-Head of Fixed Income at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

High Yield Trust	9

IN THE NEWS

Collapsing commodity prices caused turbulence in global markets this summer. One of the leading factors pressuring prices was the economic slowdown in China. China remains the world’s second-largest economy and the largest consumer of most commodities, representing about 40% to 50% of global commodity demand. Much of China’s slowdown has been attributed to government efforts to transform the economy by changing the engine of growth from exports to consumer spending. With less need to build new infrastructure, the demand for commodities such as oil, copper, and steel has fallen. As a result, global prices of such commodities have dropped nearly 20% year to date. Furthermore, the price of crude oil is more than 50% below levels seen in 2014, although supply and demand factors outside China have played a significant role in the price movements for this commodity. Global oil supplies surged as North American companies increased production, and the United States emerged as one of the world’s largest producers. Meanwhile, OPEC has continued to maintain last year’s levels of oil production, but demand growth has moderated.

10	High Yield Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	8.48%	8.36%	8.25%	8.25%	7.66%	7.66%	8.12%	8.03%	8.18%	8.58%

10 years	86.23	78.78	75.76	75.76	72.78	72.78	81.49	75.60	79.87	90.12
Annual average	6.42	5.98	5.80	5.80	5.62	5.62	6.14	5.79	6.05	6.64

5 years	37.92	32.40	32.80	30.80	32.86	32.86	35.98	31.56	35.90	39.42
Annual average	6.64	5.77	5.84	5.52	5.85	5.85	6.34	5.64	6.33	6.87

3 years	14.51	9.93	12.10	9.19	12.06	12.06	13.59	9.89	13.76	15.41
Annual average	4.62	3.21	3.88	2.97	3.87	3.87	4.34	3.19	4.39	4.89

1 year	–3.27	–7.14	–4.02	–8.60	–4.05	–4.96	–3.55	–6.68	–3.47	–3.03

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

High Yield Trust	11

Comparative index returns For periods ended 8/31/15

	JPMorgan Developed High	Lipper High Yield Funds
	Yield Index	category average*

Annual average (life of fund)	—†	8.27%

10 years	108.95%	80.98
Annual average	7.65	6.08

5 years	45.39	36.24
Annual average	7.77	6.35

3 years	15.99	13.11
Annual average	5.07	4.17

1 year	–3.37	–3.38

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/15, there were 645, 519, 426, 289, and 9 funds, respectively, in this Lipper category.

† The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $17,576 and $17,278, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $17,560. A $10,000 investment in the fund’s class R and Y shares would have been valued at $17,987 and $19,012, respectively, and no contingent deferred sales charges would apply.

12	High Yield Trust

Fund price and distribution information For the 12-month period ended 8/31/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.420		$0.359	$0.359	$0.396		$0.399	$0.444

Capital gains	—		—	—	—		—	—

Total	$0.420		$0.359	$0.359	$0.396		$0.399	$0.444

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/14	$8.20	$8.54	$8.19	$8.13	$8.23	$8.51	$8.03	$8.04

8/31/15	7.52	7.83	7.51	7.45	7.55	7.80	7.36	7.36

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	5.59%	5.36%	4.79%	4.83%	5.25%	5.08%	5.54%	6.03%

Current 30-day SEC yield [2]	N/A	5.44	4.90	4.90	N/A	5.23	5.41	5.91

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	8.38%	8.27%	8.15%	8.15%	7.56%	7.56%	8.02%	7.93%	8.08%	8.48%

10 years	82.29	75.00	72.27	72.27	68.86	68.86	77.45	71.68	75.96	86.00
Annual average	6.19	5.76	5.59	5.59	5.38	5.38	5.90	5.55	5.81	6.40

5 years	30.01	24.81	25.18	23.26	25.18	25.18	28.38	24.21	28.14	31.47
Annual average	5.39	4.53	4.59	4.27	4.59	4.59	5.12	4.43	5.08	5.62

3 years	9.69	5.30	7.37	4.58	7.29	7.29	8.81	5.28	8.85	10.45
Annual average	3.13	1.74	2.40	1.50	2.37	2.37	2.86	1.73	2.87	3.37

1 year	–3.86	–7.70	–4.60	–9.15	–4.65	–5.56	–4.14	–7.25	–4.08	–3.64

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

High Yield Trust	13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the
fiscal year ended 8/31/14	1.01%	1.76%	1.76%	1.26%	1.26%	0.76%

Annualized expense ratio for the
six-month period ended 8/31/15*	1.01%	1.76%	1.76%	1.26%	1.26%	0.76%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2015, to August 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.02	$8.73	$8.73	$6.25	$6.26	$3.78

Ending value (after expenses)	$971.70	$967.90	$967.60	$969.20	$970.00	$972.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	High Yield Trust

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2015, use the following calculation method. To find the value of your investment on March 1, 2015, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.14	$8.94	$8.94	$6.41	$6.41	$3.87

Ending value (after expenses)	$1,020.11	$1,016.33	$1,016.33	$1,018.85	$1,018.85	$1,021.37

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

High Yield Trust	15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

16	High Yield Trust

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2015, Putnam employees had approximately $492,000,000 and the Trustees had approximately $137,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

High Yield Trust	17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18	High Yield Trust

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2015. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the

High Yield Trust	19

fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most

20 High Yield Trust

funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality

High Yield Trust	21

of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper High Yield Funds) for the one-year, three-year and five-year periods ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	2nd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2014, there were 620, 488 and 418 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

22 High Yield Trust

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

High Yield Trust	23

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 High Yield Trust

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam High Yield Trust:

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Trust (the fund), including the fund’s portfolio, as of August 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Trust as of August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 9, 2015

High Yield Trust 25

The fund’s portfolio 8/31/15

CORPORATE BONDS AND NOTES (86.2%)*	Principal amount	Value

Advertising and marketing services (0.6%)
Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022	$1,815,000	$1,896,675

Lamar Media Corp. company guaranty sr. unsec. notes
5 3/8s, 2024	989,000	1,008,780

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. notes 5 7/8s, 2025	1,340,000	1,366,800

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. notes 5 5/8s, 2024	2,465,000	2,523,544

Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A
sr. unsec. notes 5 5/8s, 2024	195,000	200,850

6,996,649
Automotive (1.0%)
Dana Holding Corp. sr. unsec. notes 5 1/2s, 2024	1,315,000	1,288,700

Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023	3,000,000	3,022,500

FCA US, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021	4,800,000	5,148,960

General Motors Co. sr. unsec. unsub. notes 5.2s, 2045	465,000	438,024

Motors Liquidation Co. escrow notes 8 1/4s, 2023	2,555,000	38,325

Motors Liquidation Co. escrow sr. unsec. unsub. notes
8 3/8s, 2033	2,390,000	35,850

Navistar International Corp. sr. notes 8 1/4s, 2021	1,963,000	1,700,449

11,672,808
Basic materials (9.2%)
A Schulman, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2023	3,825,000	3,805,875

ArcelorMittal SA sr. unsec. bonds 10.6s, 2019 (France)	2,985,000	3,477,525

ArcelorMittal SA sr. unsec. unsub. bonds 6 1/8s, 2025 (France)	1,215,000	1,117,800

ArcelorMittal SA sr. unsec. unsub. notes 7 3/4s, 2039 (France)	720,000	667,800

Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020	2,719,000	2,831,159

Builders FirstSource, Inc. 144A company guaranty sr. unsec.
notes 10 3/4s, 2023	1,390,000	1,410,850

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	1,765,000	1,848,838

Cemex Finance, LLC 144A company guaranty sr. notes 9 3/8s,
2022 (Mexico)	1,595,000	1,782,413

Cemex Finance, LLC 144A company guaranty sr. notes 6s,
2024 (Mexico)	1,205,000	1,144,750

Cemex SAB de CV 144A company guaranty sr. notes 6 1/2s,
2019 (Mexico)	1,480,000	1,502,200

Cemex SAB de CV 144A company guaranty sr. notes 6 1/8s,
2025 (Mexico)	550,000	525,250

Cemex SAB de CV 144A company guaranty sr. notes 5.7s,
2025 (Mexico)	1,520,000	1,409,800

Chemours Co. (The) 144A sr. unsec. notes 7s, 2025	890,000	760,950

Chemours Co. (The) 144A sr. unsec. notes 6 5/8s, 2023	1,325,000	1,152,750

Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4 7/8s, 2024	3,065,000	2,950,063

Coveris Holdings SA 144A company guaranty sr. unsec. notes
7 7/8s, 2019 (Luxembourg)	4,150,000	4,025,500

26 High Yield Trust

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value

Basic materials cont.
CPG Merger Sub, LLC 144A company guaranty sr. unsec. unsub.
notes 8s, 2021	$2,060,000	$2,096,050

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7 1/4s, 2022 (Canada)	1,654,000	1,153,665

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7s, 2021 (Canada)	1,890,000	1,356,075

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 6 3/4s, 2020 (Canada)	1,554,000	1,111,110

HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	2,326,000	2,483,005

HD Supply, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2020	1,911,000	2,188,095

HD Supply, Inc. 144A company guaranty sr. notes 5 1/4s, 2021	1,710,000	1,757,025

Hexion, Inc. company guaranty sr. notes 6 5/8s, 2020	1,127,000	1,050,928

HudBay Minerals, Inc. company guaranty sr. unsec. notes
9 1/2s, 2020 (Canada)	4,639,000	4,175,100

Huntsman International, LLC 144A company guaranty sr. unsec.
unsub. notes 5 1/8s, 2022	1,415,000	1,344,250

INEOS Group Holdings SA 144A company guaranty sr. unsec.
notes 6 1/8s, 2018 (Luxembourg)	1,490,000	1,490,000

JMC Steel Group, Inc. 144A sr. unsec. notes 8 1/4s, 2018	1,220,000	966,850

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020	2,550,000	2,696,625

Mercer International, Inc. company guaranty sr. unsec. notes
7 3/4s, 2022 (Canada)	2,231,000	2,297,930

Momentive Performance Materials, Inc. company guaranty sr.
notes 3.88s, 2021	3,440,000	2,934,750

Momentive Performance Materials, Inc. escrow company
guaranty sr. notes 8 7/8s, 2020 F	3,440,000	34

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7s, 2020 (Canada)	1,405,000	1,348,800

New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	1,060,000	895,700

Norbord, Inc. 144A company guaranty sr. notes 6 1/4s,
2023 (Canada)	1,845,000	1,840,410

Pactiv, LLC sr. unsec. unsub. notes 7.95s, 2025	1,385,000	1,336,525

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)	3,525,000	3,621,938

Platform Specialty Products Corp. 144A sr. unsec. notes
6 1/2s, 2022	2,035,000	1,971,406

PQ Corp. 144A sr. notes 8 3/4s, 2018	1,615,000	1,683,638

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020	248,000	266,600

Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty
sr. notes 9s, 2017	3,169,000	2,891,713

SBA Communications Corp. sr. sub. unsec. notes 4 7/8s, 2022	2,707,000	2,683,314

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6 7/8s, 2033	575,000	579,313

Sealed Air Corp. 144A sr. unsec. bonds 5 1/2s, 2025	615,000	634,988

Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	800,000	886,000

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	980,000	1,002,050

Sealed Air Corp. 144A sr. unsec. notes 5 1/8s, 2024	1,000,000	1,011,870

High Yield Trust	27

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value

Basic materials cont.
Sealed Air Corp. 144A sr. unsec. notes 4 7/8s, 2022	$715,000	$715,000

Smurfit Kappa Treasury Funding, Ltd. company guaranty sr.
unsub. notes 7 1/2s, 2025 (Ireland)	1,678,000	2,093,305

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2022	435,000	449,138

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2024	680,000	660,450

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/4s, 2023	1,150,000	1,116,938

TMS International Corp. 144A company guaranty sr. unsec.
notes 7 5/8s, 2021	3,550,000	3,390,250

TPC Group, Inc. 144A company guaranty sr. notes 8 3/4s, 2020	1,990,000	1,781,050

Univar, Inc. 144A sr. unsec. notes 6 3/4s, 2023	680,000	676,600

USG Corp. 144A company guaranty sr. unsec. notes
5 7/8s, 2021	485,000	505,613

USG Corp. 144A company guaranty sr. unsec. notes
5 1/2s, 2025	1,975,000	1,965,125

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec.
bonds 6s, 2023	3,911,000	3,637,230

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5 5/8s, 2024	2,280,000	2,351,250

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5 1/8s, 2021	1,980,000	2,004,750

Broadcasting (3.2%)		103,515,979
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. notes 7 5/8s, 2020	1,865,000	1,925,613

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6 1/2s, 2022	2,585,000	2,670,305

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019	1,392,000	1,155,360

TEGNA, Inc. company guaranty sr. unsec. bonds 5 1/8s, 2019	1,188,000	1,226,610

Gray Television, Inc. company guaranty sr. unsec. notes
7 1/2s, 2020	3,605,000	3,727,750

iHeartCommunications, Inc. company guaranty sr.
notes 9s, 2021	3,255,000	2,884,744

iHeartCommunications, Inc. company guaranty sr.
notes 9s, 2019	5,680,000	5,346,300

LIN Television Corp. company guaranty sr. unsec. notes
6 3/8s, 2021	1,025,000	1,037,813

Media General Financing Sub, Inc. 144A sr. unsec. notes
5 7/8s, 2022	1,225,000	1,218,875

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
6 3/8s, 2021	3,003,000	3,063,060

Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022	60,000	60,300

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
notes 5 5/8s, 2024	2,075,000	1,973,844

Sirius XM Radio, Inc. 144A company guaranty sr. unsec.
notes 6s, 2024	2,430,000	2,496,825

Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	1,360,000	1,414,400

TEGNA, Inc. company guaranty sr. unsec. bonds 5 1/8s, 2020	1,360,000	1,400,800

28 High Yield Trust

CORPORATE BONDS AND NOTES (86.2%)* cont.		Principal amount	Value

Broadcasting cont.
TEGNA, Inc. 144A company guaranty sr. unsec. notes
4 7/8s, 2021		$1,520,000	$1,501,000

Tribune Media Co. 144A company guaranty sr. unsec. notes
5 7/8s, 2022		1,825,000	1,838,688

Univision Communications, Inc. 144A company guaranty sr.
notes 5 1/8s, 2025		654,000	634,380

Univision Communications, Inc. 144A company guaranty sr.
unsec. notes 8 1/2s, 2021		905,000	944,702

36,521,369
Building materials (0.6%)
Building Materials Corp. of America 144A sr. unsec. notes
6 3/4s, 2021		1,040,000	1,088,100

Building Materials Corp. of America 144A sr. unsec. notes
5 3/8s, 2024		2,305,000	2,305,000

Masonite International Corp. 144A company guaranty sr. unsec.
notes 5 5/8s, 2023		995,000	999,975

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021		1,887,000	2,021,449

Owens Corning company guaranty sr. unsec. notes 9s, 2019		40,000	47,433

6,461,957
Cable television (3.5%)
Altice SA 144A company guaranty sr. unsec. notes 7 5/8s,
2025 (Luxembourg)		3,180,000	3,021,000

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017		737,000	805,173

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018		903,000	972,892

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021		952,000	994,840

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022		278,000	280,433

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. bonds 5 1/8s, 2023		3,220,000	3,220,000

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2022		1,585,000	1,668,213

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5 1/8s, 2021		2,580,000	2,363,925

CSC Holdings, LLC sr. unsec. unsub. bonds 5 1/4s, 2024		1,930,000	1,791,040

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021		1,030,000	1,076,350

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5 7/8s, 2024		1,750,000	1,594,688

Numericable Group SA 144A sr. bonds 6 1/4s, 2024 (France)		3,440,000	3,440,000

Numericable-SFR SAS 144A sr. notes 6s, 2022 (France)		4,070,000	4,070,000

Numericable-SFR 144A sr. bonds 5 5/8s, 2024 (France)	EUR	410,000	469,283

Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s,
2023 (Canada)		$1,420,000	1,439,170

Unitymedia GmbH 144A company guaranty sr. unsec. notes
6 1/8s, 2025 (Germany)		1,920,000	1,948,800

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)		2,930,000	2,937,325

Virgin Media Finance PLC 144A company guaranty sr. unsec.
notes 6 3/8s, 2023 (United Kingdom)		1,265,000	1,312,438

High Yield Trust 29

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value

Cable television cont.
Virgin Media Secured Finance PLC 144A sr. notes 5 3/8s, 2021
(United Kingdom)	$958,500	$987,255

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. notes 10 1/4s, 2019	4,789,000	4,956,615

39,349,440
Capital goods (7.4%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020	6,093,000	6,306,255

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 7 3/4s, 2019	2,158,000	2,406,170

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 6 1/4s, 2021	1,630,000	1,662,600

Amstead Industries, Inc. 144A company guaranty sr. unsec.
notes 5 3/8s, 2024	2,035,000	1,984,125

Amstead Industries, Inc. 144A company guaranty sr. unsec.
notes 5s, 2022	947,000	947,000

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes
6 1/2s, 2023 (Canada)	1,400,000	1,403,500

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5 1/2s, 2022	315,000	310,275

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5 1/4s, 2024	2,749,000	2,604,678

Berry Plastics Corp. company guaranty unsub. notes
5 1/8s, 2023	834,000	779,790

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)	1,125,000	939,375

Bombardier, Inc. 144A sr. unsec. notes 7 1/2s, 2025 (Canada)	1,155,000	874,913

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020	3,647,000	3,954,818

Crown Cork & Seal Co., Inc. sr. unsec. bonds 7 3/8s, 2026	1,465,000	1,622,488

DH Services Luxembourg Sarl 144A company guaranty sr.
unsec. notes 7 3/4s, 2020 (Luxembourg)	2,407,000	2,455,140

Gates Global, LLC/Gates Global Co. 144A sr. unsec.
notes 6s, 2022	5,215,000	4,276,300

Huntington Ingalls Industries, Inc. 144A company guaranty sr.
unsec. notes 5s, 2021	1,110,000	1,146,075

KLX, Inc. 144A company guaranty sr. unsec. unsub. notes
5 7/8s, 2022	3,690,000	3,616,200

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	3,362,000	4,511,138

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
5 7/8s, 2022	3,361,000	3,584,886

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023	2,415,000	1,980,300

Moog, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2022	3,005,000	3,035,050

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	3,295,000	3,286,763

Omega US Sub, LLC 144A sr. unsec. notes 8 3/4s, 2023	2,045,000	1,871,175

Oshkosh Corp. company guaranty sr. sub. unsec. notes
5 3/8s, 2025	1,240,000	1,240,000

Oshkosh Corp. company guaranty sr. unsec. notes 5 3/8s, 2022	3,130,000	3,161,300

Owens-Brockway Glass Container, Inc. 144A company guaranty
sr. unsec. notes 5 3/8s, 2025	1,030,000	996,525

30 High Yield Trust

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value

Capital goods cont.
Pittsburgh Glass Works, LLC 144A company guaranty sr.
notes 8s, 2018	$2,548,000	$2,649,920

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9 7/8s, 2019	779,000	817,950

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 8 1/4s, 2021 (New Zealand)	920,000	946,450

Schaeffler Holding Finance BV 144A company guaranty sr.
notes 6 7/8s, 2018 (Netherlands) ‡‡	3,740,000	3,851,602

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5 3/8s, 2024	1,840,000	1,899,800

Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	2,080,000	2,100,800

TransDigm, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2021	860,000	915,900

TransDigm, Inc. company guaranty sr. unsec. sub. notes
6 1/2s, 2024	2,946,000	2,879,715

TransDigm, Inc. company guaranty sr. unsec. sub. notes
5 1/2s, 2020	1,305,000	1,279,096

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4 3/4s, 2025	3,175,000	3,008,313

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4 1/2s, 2022	2,150,000	2,082,813

83,389,198
Commercial and consumer services (0.7%)
Garda World Security Corp. 144A company guaranty sr. unsec.
unsub. notes 7 1/4s, 2021 (Canada)	1,520,000	1,425,304

Igloo Holdings Corp. 144A sr. unsec. unsub. notes
8 1/4s, 2017 ‡‡	2,740,000	2,760,550

Lender Processing Services, Inc./Black Knight Lending
Solutions, Inc. company guaranty sr. unsec. unsub. notes
5 3/4s, 2023	1,035,000	1,094,513

Sabre GLBL, Inc. 144A company guaranty sr. notes 5 3/8s, 2023	2,675,000	2,621,500

7,901,867
Consumer (0.4%)
Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018	1,725,000	1,638,750

Spectrum Brands, Inc. company guaranty sr. unsec. notes
6 5/8s, 2022	140,000	149,800

Spectrum Brands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020	175,000	185,281

Spectrum Brands, Inc. 144A company guaranty sr. unsec. notes
5 3/4s, 2025	1,390,000	1,431,700

Spectrum Brands, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 1/8s, 2024	1,350,000	1,404,000

4,809,531
Consumer staples (5.7%)
Ashtead Capital, Inc. 144A company guaranty notes
5 5/8s, 2024	3,185,000	3,177,038

Ashtead Capital, Inc. 144A company guaranty sr. notes
6 1/2s, 2022	2,800,000	2,912,000

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. 144A
company guaranty sr. unsec. unsub. notes 5 1/8s, 2022	1,000,000	986,250

High Yield Trust	31

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value

Consumer staples cont.
BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4 5/8s, 2022 (Canada)	$990,000	$993,713

BC ULC/New Red Finance, Inc. 144A notes 6s, 2022 (Canada)	3,850,000	3,965,500

BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	4,505,000	4,257,225

CEC Entertainment, Inc. company guaranty sr. unsec.
notes 8s, 2022	1,940,000	1,940,000

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	5,374,000	5,306,825

Constellation Brands, Inc. company guaranty sr. unsec. notes
4 1/4s, 2023	675,000	680,063

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022	2,576,000	2,840,040

Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R	3,555,000	3,483,900

Corrections Corp. of America company guaranty sr. unsec. notes
4 1/8s, 2020 R	545,000	546,363

Dean Foods Co. 144A sr. unsec. notes 6 1/2s, 2023	2,560,000	2,582,400

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	2,860,000	1,801,800

ESAL GmbH 144A company guaranty sr. unsec. notes 6 1/4s,
2023 (Brazil)	1,845,000	1,789,650

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020 (Brazil)	120,000	126,450

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)	1,589,000	1,658,519

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)	685,000	714,969

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	735,000	760,725

Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020	5,405,000	5,776,594

Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5 3/4s, 2025	1,160,000	1,186,100

Prestige Brands, Inc. 144A sr. unsec. notes 5 3/8s, 2021	2,015,000	1,999,888

Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 5 3/4s, 2021	3,940,000	3,900,600

Rite Aid Corp. 144A company guaranty sr. unsec. notes
6 1/8s, 2023	2,480,000	2,545,100

United Rentals North America, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2022	902,000	971,905

United Rentals North America, Inc. company guaranty sr. unsec.
notes 5 3/4s, 2024	2,700,000	2,659,500

United Rentals North America, Inc. company guaranty sr. unsec.
notes 5 1/2s, 2025	1,770,000	1,703,625

Vander Intermediate Holding II Corp. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	2,385,000	2,080,913

WhiteWave Foods Co. (The) company guaranty sr. unsec.
unsub. notes 5 3/8s, 2022	1,150,000	1,188,813

64,536,468
Energy (9.2%)
Antero Resources Corp. company guaranty sr. unsec. notes
5 1/8s, 2022	2,235,000	2,023,144

Antero Resources Corp. 144A company guaranty sr. unsec.
notes 5 5/8s, 2023	1,545,000	1,405,950

32 High Yield Trust

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value

Energy cont.
Antero Resources Finance Corp. company guaranty sr. unsec.
notes 5 3/8s, 2021	$2,365,000	$2,175,800

Baytex Energy Corp. 144A company guaranty sr. unsec. notes
5 5/8s, 2024 (Canada)	2,847,000	2,375,878

Baytex Energy Corp. 144A company guaranty sr. unsec. notes
5 1/8s, 2021 (Canada)	255,000	217,757

Calfrac Holdings LP 144A company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020	1,325,000	887,750

California Resources Corp. company guaranty sr. unsec.
notes 6s, 2024	4,680,000	3,470,220

California Resources Corp. company guaranty sr. unsec.
notes 5s, 2020	1,445,000	1,137,649

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021	2,970,000	1,351,350

CHC Helicopter SA company guaranty sr. notes 9 1/4s,
2020 (Canada)	2,574,000	1,550,835

Chesapeake Energy Corp. company guaranty sr. unsec. notes
6 7/8s, 2020	1,180,000	946,950

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5 3/4s, 2023	1,555,000	1,159,268

Chesapeake Energy Corp. company guaranty sr. unsec. notes
4 7/8s, 2022	1,345,000	975,125

Chesapeake Energy Corp. company guaranty sr. unsec. unsub.
notes 6 1/8s, 2021	570,000	441,397

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. company guaranty sr. unsec. unsub. notes
6 5/8s, 2019	3,145,000	2,075,700

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022	1,955,000	1,976,994

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023	3,545,000	3,500,688

CONSOL Energy, Inc. company guaranty sr. unsec. unsub. notes
5 7/8s, 2022	1,790,000	1,279,850

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021	1,280,000	1,020,800

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
5 1/2s, 2022	1,748,000	1,245,450

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018	1,689,000	599,595

Exterran Partners LP/EXLP Finance Corp. company guaranty sr.
unsec. notes 6s, 2022	4,158,000	3,305,610

Exterran Partners LP/EXLP Finance Corp. company guaranty sr.
unsec. notes 6s, 2021	415,000	332,000

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022	1,160,000	1,055,600

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. unsub. notes 6 7/8s, 2023	570,000	511,575

FTS International, Inc. 144A company guaranty sr. FRN
7.783s, 2020	1,938,000	1,462,948

Gulfport Energy Corp. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2020	3,872,000	3,765,520

High Yield Trust	33

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value

Energy cont.
Gulfport Energy Corp. 144A company guaranty sr. unsec. notes
6 5/8s, 2023	$1,390,000	$1,292,700

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020	45,000	16,425

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	6,110,000	2,016,300

Halcon Resources Corp. 144A company guaranty notes
8 5/8s, 2020	1,240,000	1,088,100

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020	1,431,000	1,513,283

Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec.
notes 5s, 2024	1,980,000	1,712,898

Key Energy Services, Inc. company guaranty unsec. unsub.
notes 6 3/4s, 2021	2,088,000	876,960

Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	2,338,000	467,600

Linn Energy, LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/2s, 2021	1,935,000	740,138

Linn Energy, LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/2s, 2019	1,385,000	592,088

Linn Energy, LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/4s, 2019	4,910,000	1,914,900

Lone Pine Resources Canada, Ltd. escrow company guaranty sr.
unsec. unsub. notes 10 3/8s, 2017 (Canada) F	699,000	38

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016
(In default) †	2,825,000	861,625

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	3,240,000	3,183,300

Newfield Exploration Co. sr. unsec. unsub. notes 5 5/8s, 2024	1,130,000	1,099,490

Newfield Exploration Co. sr. unsec. unsub. notes 5 3/8s, 2026	1,390,000	1,292,700

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 7/8s, 2023	1,130,000	915,300

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 1/2s, 2021	540,000	434,700

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6 7/8s, 2022	4,445,000	3,689,350

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/2s, 2019 (Cayman Islands)	2,800,000	1,309,000

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/8s, 2023 (Cayman Islands)	1,239,000	569,940

Paragon Offshore PLC 144A company guaranty sr. unsec. notes
6 3/4s, 2022	2,635,000	527,000

Paragon Offshore PLC 144A company guaranty sr. unsec.
unsub. notes 7 1/4s, 2024	3,285,000	657,000

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. notes 5 5/8s, 2022	1,390,000	1,264,900

Rose Rock Midstream LP/Rose Rock Finance Corp. 144A
company guaranty sr. unsec. notes 5 5/8s, 2023	1,400,000	1,253,000

Sabine Pass Liquefaction, LLC company guaranty sr. notes
5 5/8s, 2023	1,350,000	1,311,188

Sabine Pass Liquefaction, LLC sr. notes 6 1/4s, 2022	1,385,000	1,391,925

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	2,113,000	2,176,390

34 High Yield Trust

CORPORATE BONDS AND NOTES (86.2%)* cont.		Principal amount	Value

Energy cont.
Sabine Pass LNG LP company guaranty sr. notes 6 1/2s, 2020		$1,060,000	$1,075,900

Samson Investment Co. company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020 (In default) †		4,125,000	10,313

SandRidge Energy, Inc. 144A company guaranty notes
8 3/4s, 2020		2,760,000	1,876,800

Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6 3/4s,
2023 (Canada)		2,300,000	2,116,000

Seven Generations Energy, Ltd. 144A sr. unsec. notes 8 1/4s,
2020 (Canada)		1,470,000	1,462,650

Seventy Seven Energy, Inc. sr. unsec. notes 6 1/2s, 2022		1,280,000	563,200

Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018		3,259,000	2,509,430

SM Energy Co. sr. unsec. notes 6 1/2s, 2021		1,255,000	1,217,350

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023		435,000	417,600

Tervita Corp. 144A company guaranty sr. notes 9s,
2018 (Canada)	CAD	1,400,000	830,040

Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)		$665,000	385,700

Triangle USA Petroleum Corp. 144A sr. unsec. notes
6 3/4s, 2022		1,190,000	714,000

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021		2,657,000	2,288,341

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021		5,660,000	5,065,700

Williams Cos., Inc. (The) notes 7 3/4s, 2031		438,000	461,651

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021		639,000	703,777

Williams Partners LP/ACMP Finance Corp. company guaranty sr.
unsec. unsub. notes 6 1/8s, 2022		1,986,000	2,024,463

Williams Partners LP/ACMP Finance Corp. company guaranty sr.
unsec. unsub. notes 4 7/8s, 2023		2,355,000	2,219,588

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022		1,730,000	1,461,850

103,823,994
Entertainment (1.9%)
AMC Entertainment, Inc. company guaranty sr. unsec. sub.
notes 5 7/8s, 2022		1,760,000	1,786,400

AMC Entertainment, Inc. 144A sr. unsec. notes 5 3/4s, 2025		1,415,000	1,407,925

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5 3/8s, 2024		645,000	654,675

Cinemark USA, Inc. company guaranty sr. unsec. notes
5 1/8s, 2022		1,846,000	1,846,000

Cinemark USA, Inc. company guaranty sr. unsec. notes
4 7/8s, 2023		1,179,000	1,149,525

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021		75,000	79,313

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. notes 4 7/8s, 2020		2,805,000	2,903,175

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. notes 4 3/8s, 2018		955,000	983,650

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2025		770,000	740,163

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023		2,590,000	2,564,100

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2022		2,357,000	2,371,731

Six Flags Entertainment Corp. 144A company guaranty sr.
unsec. unsub. notes 5 1/4s, 2021		5,059,000	5,134,885

			21,621,542

High Yield Trust 35

CORPORATE BONDS AND NOTES (86.2%)* cont.		Principal amount	Value

Financials (8.6%)
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5 3/8s, 2022		$3,705,000	$3,658,688

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8s, 2031		4,640,000	5,493,621

American International Group, Inc. jr. sub. FRB 8.175s, 2058		2,072,000	2,735,040

Banco Bilbao Vizcaya Argentaria SA jr. unsec. sub. FRB 9s,
perpetual maturity (Spain)		1,200,000	1,290,000

Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.1s,
perpetual maturity		1,010,000	989,800

CBRE Services, Inc. company guaranty sr. unsec. notes
5 1/4s, 2025		1,020,000	1,046,331

CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023		1,125,000	1,135,719

CIT Group, Inc. sr. unsec. notes 5s, 2023		1,435,000	1,449,350

CIT Group, Inc. sr. unsec. notes 5s, 2022		1,090,000	1,107,713

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020		2,460,000	2,570,700

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018		150,000	160,500

CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020		2,780,000	1,598,500

CNO Financial Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2025		1,255,000	1,294,219

CNO Financial Group, Inc. sr. unsec. unsub. notes 4 1/2s, 2020		1,325,000	1,364,750

Community Choice Financial, Inc. company guaranty sr. notes
10 3/4s, 2019		1,726,000	629,990

Credit Acceptance Corp. company guaranty sr. unsec. bonds
6 1/8s, 2021		2,115,000	2,099,138

Credit Acceptance Corp. 144A company guaranty sr. unsec.
notes 7 3/8s, 2023		1,060,000	1,086,500

Credit Suisse Group AG 144A jr. unsec. sub. FRN 7 1/2s,
perpetual maturity (Switzerland)		695,000	736,700

Credit Suisse Group AG 144A jr. unsec. sub. FRN 6 1/4s,
perpetual maturity (Switzerland)		330,000	313,500

DFC Finance Corp. 144A company guaranty sr. notes
10 1/2s, 2020		2,555,000	1,430,800

Dresdner Funding Trust I 144A bonds 8.151s, 2031		3,627,000	4,529,216

E*Trade Financial Corp. sr. unsec. unsub. notes 5 3/8s, 2022		1,020,000	1,065,900

E*Trade Financial Corp. sr. unsec. unsub. notes 4 5/8s, 2023		2,150,000	2,150,000

Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRB
6.15s, 2066		1,016,000	512,369

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec.
notes 8 1/8s, 2019 ‡‡		705,000	690,900

HUB International, Ltd. 144A sr. unsec. notes 7 7/8s, 2021		4,028,000	4,017,930

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6s, 2020		2,183,000	2,259,078

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2022		2,445,000	2,470,061

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037		830,000	966,950

Lloyds Bank PLC jr. unsec. sub. FRN Ser. EMTN, 13s, perpetual
maturity (United Kingdom)	GBP	1,605,000	4,265,696

Lloyds Banking Group PLC jr. unsec. sub. FRB 7 1/2s, perpetual
maturity (United Kingdom)		$343,000	358,006

36 High Yield Trust

CORPORATE BONDS AND NOTES (86.2%)* cont.		Principal amount	Value

Financials cont.
MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R		$1,440,000	$1,526,400

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2020		1,380,000	1,304,100

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021		2,340,000	2,062,125

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 5 7/8s, 2022		2,340,000	2,468,700

Ocwen Financial Corp. 144A company guaranty sr. unsec. notes
7 1/8s, 2019		1,892,000	1,721,720

OneMain Financial Holdings, Inc. 144A company guaranty sr.
unsec. notes 6 3/4s, 2019		1,180,000	1,233,100

OneMain Financial Holdings, Inc. 144A company guaranty sr.
unsec. unsub. notes 7 1/4s, 2021		2,145,000	2,220,075

PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021		2,000,000	1,840,000

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021		3,251,000	3,064,068

Royal Bank of Scotland Group PLC jr. sub. unsec. FRN Ser. U,
7.64s, perpetual maturity (United Kingdom)		100,000	104,750

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 8s,
perpetual maturity (United Kingdom)		1,055,000	1,079,793

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.648s,
perpetual maturity (United Kingdom)		6,390,000	8,019,450

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7 1/2s,
perpetual maturity (United Kingdom)		1,905,000	1,909,763

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes Ser. MTN, 6.9s, 2017		1,670,000	1,774,375

Springleaf Finance Corp. sr. unsec. notes 5 1/4s, 2019		940,000	937,650

Springleaf Finance Corp. sr. unsec. unsub. notes 7 3/4s, 2021		835,000	910,150

Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020		615,000	624,225

Stearns Holdings, Inc. 144A company guaranty sr. notes
9 3/8s, 2020		1,698,000	1,700,123

TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
8 1/2s, 2018		1,919,000	1,556,789

USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021		2,220,000	2,153,400

Walter Investment Management Corp. company guaranty sr.
unsec. unsub. notes 7 7/8s, 2021		2,110,000	1,920,100

Wayne Merger Sub, LLC 144A sr. unsec. notes 8 1/4s, 2023		1,439,000	1,399,428

97,007,949
Gaming and lottery (2.9%)
Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6 7/8s, 2023		2,150,000	2,209,125

CCM Merger, Inc. 144A company guaranty sr. unsec. notes
9 1/8s, 2019		2,050,000	2,180,688

Eldorado Resorts, Inc. 144A sr. unsec. notes 7s, 2023		2,475,000	2,456,438

Great Canadian Gaming Corp. 144A company guaranty sr.
unsec. notes 6 5/8s, 2022 (Canada)	CAD	3,534,000	2,760,098

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021		$1,765,000	1,817,950

Penn National Gaming, Inc. sr. unsec. notes 5 7/8s, 2021		3,500,000	3,552,500

High Yield Trust	37

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value

Gaming and lottery cont.
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019	$1,389,000	$1,448,033

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018	6,261,000	6,636,660

Scientific Games Corp. company guaranty sr. unsec. sub. notes
8 1/8s, 2018	740,000	688,200

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10s, 2022	7,114,000	6,527,095

Scientific Games International, Inc. company guaranty sr. unsec.
sub. notes 6 1/4s, 2020	675,000	502,875

Scientific Games International, Inc. 144A company guaranty sr.
notes 7s, 2022	1,935,000	1,978,538

32,758,200
Health care (7.9%)
Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes
6 1/8s, 2021	3,145,000	3,247,213

Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes
5 1/8s, 2022	1,675,000	1,683,375

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7 7/8s, 2023	2,470,000	2,528,663

Capsugel SA 144A sr. unsec. notes 7s, 2019 (Luxembourg) ‡‡	1,633,000	1,645,248

Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022	2,415,000	2,446,685

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2021	1,170,000	1,202,175

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2018	865,000	885,544

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6 7/8s, 2022	535,000	568,603

Concordia Healthcare Corp. 144A company guaranty sr. unsec.
notes 7s, 2023 (Canada)	2,860,000	2,938,650

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)	2,131,000	2,218,904

Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022	3,825,000	3,418,594

DPx Holdings BV 144A sr. unsec. notes 7 1/2s,
2022 (Netherlands)	2,280,000	2,376,900

Endo Finance, LLC 144A company guaranty sr. unsec. notes
5 3/4s, 2022	4,244,000	4,339,490

Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5 3/8s, 2023	1,298,000	1,304,490

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A
company guaranty sr. unsec. notes 6s, 2025 (Ireland)	1,535,000	1,577,213

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A
company guaranty sr. unsec. notes 6s, 2023 (Ireland)	1,795,000	1,866,800

Halyard Health, Inc. 144A sr. unsec. notes 6 1/4s, 2022	2,685,000	2,777,297

HCA, Inc. company guaranty sr. unsec. bonds 5 3/8s, 2025	690,000	700,350

HCA, Inc. sr. notes 6 1/2s, 2020	3,955,000	4,390,050

HCA, Inc. sr. unsec. notes 7 1/2s, 2022	705,000	807,225

Hologic, Inc. 144A sr. unsec. notes 5 1/4s, 2022	1,360,000	1,385,500

Horizon Pharma Financing, Inc. 144A sr. unsec. notes
6 5/8s, 2023	790,000	815,675

38 High Yield Trust

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value

Health care cont.
JLL/Delta Dutch Pledgeco BV 144A sr. unsec. notes 8 3/4s,
2020 (Netherlands) ‡‡	$1,765,000	$1,809,125

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018	3,215,000	3,367,713

Mallinckrodt International Finance SA/Mallinckrodt CB, LLC
144A company guaranty sr. unsec. unsub. notes 5 1/2s,
2025 (Luxembourg)	2,050,000	2,034,625

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.95s, 2024 R	2,145,000	2,209,545

Service Corporation International sr. unsec. unsub. notes
5 3/8s, 2024	4,800,000	4,992,000

Service Corporation International sr. unsec. unsub. notes
5 3/8s, 2022	2,554,000	2,678,508

Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6 1/2s, 2023	1,560,000	1,591,169

Teleflex, Inc. company guaranty sr. unsec. notes 5 1/4s, 2024	745,000	746,863

Tenet Healthcare Corp. company guaranty sr. bonds
4 1/2s, 2021	2,985,000	2,999,925

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	1,080,000	1,166,400

Tenet Healthcare Corp. company guaranty sr. notes 6s, 2020	2,520,000	2,696,400

Tenet Healthcare Corp. 144A company guaranty sr. FRN
3.786s, 2020	2,320,000	2,332,760

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 7s, 2020	410,000	424,350

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 3/8s, 2020	430,000	447,200

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2021	925,000	941,188

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 1/2s, 2023	1,100,000	1,108,250

Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes
6 1/8s, 2025	2,100,000	2,168,250

Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes
5 7/8s, 2023	2,345,000	2,397,763

Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes
5 3/8s, 2020	2,250,000	2,283,750

WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020	4,630,000	4,855,713

88,376,141
Homebuilding (2.3%)
Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)	3,240,000	3,231,900

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)	815,000	794,788

Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021	4,520,000	4,712,100

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	1,711,000	1,702,445

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 1/2s, 2019	1,300,000	1,328,600

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	2,240,000	2,315,600

High Yield Trust 39

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value

Homebuilding cont.
Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	$1,415,000	$1,365,475

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	2,004,000	2,319,630

Standard Pacific Corp. company guaranty sr. unsec. notes
6 1/4s, 2021	1,798,000	1,910,375

Standard Pacific Corp. company guaranty sr. unsec. notes
5 7/8s, 2024	1,230,000	1,260,750

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 5/8s, 2024	1,035,000	1,015,594

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 1/4s, 2021	650,000	653,250

Tri Pointe Holdings, Inc. sr. unsec. notes 5 7/8s, 2024	2,948,000	2,903,780

25,514,287
Lodging/Tourism (0.7%)
MGM Resorts International company guaranty sr. unsec. notes
5 1/4s, 2020	3,195,000	3,210,975

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8 5/8s, 2019	569,000	635,687

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	4,082,000	3,877,900

7,724,562
Media (0.4%)
Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. notes 5 1/2s, 2021 (Luxembourg)	3,885,000	3,943,275

3,943,275
Miscellaneous (0.2%)
Jaguar Holding Co. II/Pharmaceutical Product Development,
LLC 144A company guaranty sr. unsec. notes 6 3/8s, 2023	2,080,000	2,061,280

2,061,280
Regional Bells (0.1%)
Frontier Communications Corp. sr. unsec. notes 6 1/4s, 2021	1,605,000	1,465,205

1,465,205
Retail (2.5%)
Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017	2,434,000	2,397,490

Bon-Ton Department Stores, Inc. (The) company guaranty
notes 8s, 2021	1,941,000	1,261,650

Family Tree Escrow, LLC 144A sr. unsec. unsub. notes
5 3/4s, 2023	870,000	911,325

Family Tree Escrow, LLC 144A sr. unsec. unsub. notes
5 1/4s, 2020	605,000	633,738

First Cash Financial Services, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2021 (Mexico)	85,000	87,550

JC Penney Corp, Inc. company guaranty sr. unsec. bonds
8 1/8s, 2019	980,000	994,700

JC Penney Corp, Inc. company guaranty sr. unsec. unsub. notes
5.65s, 2020	420,000	384,300

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	1,815,000	1,524,600

Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019	3,805,000	3,543,406

L Brands, Inc. sr. unsec. notes 5 5/8s, 2022	1,470,000	1,571,063

40 High Yield Trust

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value

Retail cont.
Neiman Marcus Group, LLC (The) company guaranty sr. notes
7 1/8s, 2028	$1,996,000	$1,986,020

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
notes 8 3/4s, 2021 ‡‡	4,415,000	4,724,050

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
notes 8s, 2021	1,355,000	1,429,525

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/4s, 2022	2,490,000	2,564,700

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/8s, 2024	1,860,000	1,864,650

Petco Animal Supplies, Inc. 144A company guaranty sr. unsec.
notes 9 1/4s, 2018	1,585,000	1,630,569

Petco Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2017 ‡‡	385,000	391,738

27,901,074
Technology (4.1%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 3/8s, 2020	2,315,000	2,424,963

Alcatel-Lucent USA, Inc. 144A company guaranty sr. unsec.
notes 6 3/4s, 2020	3,185,000	3,399,988

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	2,796,000	1,859,340

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	6,075,000	5,452,313

CommScope Technologies Finance, LLC 144A sr. unsec.
notes 6s, 2025	1,711,000	1,663,948

First Data Corp. company guaranty sr. unsec. sub. notes
11 3/4s, 2021	2,400,000	2,703,600

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	1,866,000	1,963,965

First Data Corp. 144A sr. notes 5 3/8s, 2023	2,095,000	2,121,188

Freescale Semiconductor, Inc. 144A company guaranty sr.
notes 5s, 2021	715,000	720,363

Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022	2,329,000	2,433,805

Infor US, Inc. 144A sr. notes 5 3/4s, 2020	734,000	735,835

Infor US, Inc. 144A sr. unsec. notes 6 1/2s, 2022	3,775,000	3,539,063

Iron Mountain, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2023 R	2,400,000	2,454,000

Micron Technology, Inc. sr. unsec. bonds 5 7/8s, 2022	2,195,000	2,162,075

Micron Technology, Inc. 144A sr. unsec. notes 5 1/4s, 2023	2,405,000	2,242,663

Plantronics, Inc. 144A company guaranty sr. unsec. notes
5 1/2s, 2023	3,135,000	3,150,675

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	3,360,000	3,360,000

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	820,000	711,350

Zebra Technologies Corp. 144A sr. unsec. unsub. notes
7 1/4s, 2022	2,965,000	3,172,550

46,271,684
Telecommunications (5.4%)
Altice Financing SA 144A company guaranty sr. notes 6 5/8s,
2023 (Luxembourg)	980,000	975,100

Altice Financing SA 144A company guaranty sr. notes 7 7/8s,
2019 (Luxembourg)	900,000	942,750

Altice Finco SA 144A company guaranty sr. unsec. unsub. notes
7 5/8s, 2025 (Luxembourg)	1,100,000	1,083,500

High Yield Trust	41

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value

Telecommunications cont.
Altice SA 144A company guaranty sr. notes 7 3/4s,
2022 (Luxembourg)	$7,330,000	$7,146,750

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	3,355,000	3,510,169

Crown Castle International Corp. sr. unsec. unsub. notes
4 7/8s, 2022 R	580,000	595,225

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)	1,640,000	1,517,000

Digicel, Ltd. 144A company guaranty sr. unsec. notes 6 3/4s,
2023 (Jamaica)	3,785,000	3,472,738

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	1,111,000	1,076,281

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
8 1/8s, 2023 (Luxembourg)	2,333,000	1,714,755

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7 3/4s, 2021 (Luxembourg)	4,074,000	3,052,445

Level 3 Communications, Inc. sr. unsec. unsub. notes
5 3/4s, 2022	1,925,000	1,920,188

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2020	934,000	983,035

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 6 1/8s, 2021	965,000	1,010,838

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 5 3/8s, 2022	1,275,000	1,279,514

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	610,000	661,850

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	2,436,000	2,681,013

SBA Telecommunications, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2020	210,000	219,188

Sprint Capital Corp. company guaranty 6 7/8s, 2028	5,247,000	4,512,420

Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020	1,325,000	1,308,438

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9s, 2018	2,086,000	2,323,283

Sprint Corp. company guaranty sr. unsec. notes 7 7/8s, 2023	9,165,000	8,809,856

Sprint Corp. company guaranty sr. unsec. notes 7 1/4s, 2021	4,075,000	3,962,938

West Corp. 144A company guaranty sr. unsec. notes
5 3/8s, 2022	4,385,000	4,143,825

Wind Acquisition Finance SA 144A company guaranty sr. unsec.
bonds 7 3/8s, 2021 (Luxembourg)	1,405,000	1,436,613

60,339,712
Telephone (1.6%)
CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	480,000	466,800

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	540,000	538,655

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.836s, 2023	405,000	426,263

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.633s, 2021	1,015,000	1,060,675

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 5/8s, 2023	3,541,000	3,682,640

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2025	4,140,000	4,231,080

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2021	1,444,000	1,492,735

42 High Yield Trust

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value

Telephone cont.
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2022	$2,353,000	$2,423,590

T-Mobile USA, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2023	405,000	412,893

Windstream Services, LLC company guaranty sr. unsec. unsub.
notes 7 3/4s, 2021	2,417,000	1,969,879

Windstream Services, LLC company guaranty sr. unsec. unsub.
notes 6 3/8s, 2023	1,069,000	784,550

17,489,760
Tire and rubber (0.2%)
American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10 1/4s, 2022	2,661,000	2,727,525

2,727,525
Transportation (0.7%)
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6 3/8s, 2023	3,445,000	3,238,300

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023	4,052,000	4,124,531

7,362,831
Utilities and power (5.2%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	1,291,000	1,491,944

AES Corp./Virginia (The) sr. unsec. notes 5 1/2s, 2025	4,505,000	4,234,700

AES Corp./Virginia (The) sr. unsec. unsub. notes 7 3/8s, 2021	2,965,000	3,194,788

AES Corp./Virginia (The) sr. unsec. unsub. notes 4 7/8s, 2023	950,000	893,000

Calpine Corp. sr. unsec. notes 5 3/4s, 2025	5,635,000	5,458,906

Calpine Corp. 144A company guaranty sr. notes 6s, 2022	900,000	963,000

Calpine Corp. 144A company guaranty sr. notes 5 7/8s, 2024	550,000	578,188

Colorado Interstate Gas Co., LLC sr. unsec. debs. 6.85s, 2037	3,492,000	3,493,222

DPL, Inc. sr. unsec. notes 6 1/2s, 2016	527,000	540,175

Dynegy, Inc. company guaranty sr. unsec. notes 7 3/8s, 2022	225,000	232,875

Dynegy, Inc. company guaranty sr. unsec. notes 6 3/4s, 2019	4,379,000	4,540,419

Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7 5/8s, 2024	150,000	156,120

El Paso Natural Gas Co., LLC sr. unsec. debs. 8 5/8s, 2022	1,597,000	1,922,913

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 11 3/4s, 2022 (In default) †	2,519,128	2,692,318

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020	1,785,000	1,912,217

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 6 3/8s, 2023	1,045,000	888,250

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2022	695,000	639,400

EP Energy, LLC/Everest Acquisition Finance, Inc. sr. unsec.
notes 9 3/8s, 2020	2,380,000	2,290,750

GenOn Americas Generation, LLC sr. unsec. notes 9 1/8s, 2031	1,285,000	1,079,400

GenOn Americas Generation, LLC sr. unsec. notes 8 1/2s, 2021	2,651,000	2,306,370

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	765,000	722,925

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	610,000	586,363

NRG Energy, Inc. company guaranty sr. unsec. notes
7 7/8s, 2021	5,521,000	5,700,433

NRG Energy, Inc. company guaranty sr. unsec. notes
7 5/8s, 2018	260,000	274,300

High Yield Trust 43

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value

Utilities and power cont.
NRG Yield Operating, LLC company guaranty sr. unsec. notes
5 3/8s, 2024	$1,310,000	$1,260,875

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 6 1/2s, 2021	200,000	206,500

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	2,840,000	2,922,530

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	1,720,000	1,672,064

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5s, 2022	1,260,000	1,234,316

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4 1/2s, 2023	1,177,000	1,092,162

Southern Star Central Corp. 144A sr. unsec. notes 5 1/8s, 2022	2,385,000	2,325,375

Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
144A company guaranty sr. notes 11 1/2s, 2020 (In default) †	1,345,000	618,700

		58,125,498

Total corporate bonds and notes (cost $1,031,732,778)		$969,669,785

SENIOR LOANS (4.7%)* [c]	Principal amount	Value

Academy, Ltd. bank term loan FRN Ser. B, 5s, 2022	$3,340,000	$3,329,041

Air Medical Group Holdings, Inc. bank term loan FRN Ser. B,
4 1/2s, 2022	2,345,000	2,303,963

AMAG Pharmaceuticals, Inc. bank term loan FRN Ser. B,
4 3/4s, 2021	975,000	972,563

American Tire Distributors, Inc. bank term loan FRN
5 1/4s, 2021	608,475	608,982

Asurion, LLC bank term loan FRN 8 1/2s, 2021	2,470,000	2,423,688

Avaya, Inc. bank term loan FRN Ser. B7, 6 1/4s, 2020	2,599,138	2,219,827

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11s, 2017	5,210,117	4,932,246

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B7, 11 1/2s, 2017	1,029,825	950,014

Caesars Growth Properties Holdings, LLC bank term loan FRN
6 1/4s, 2021	3,697,650	3,216,956

CEC Entertainment, Inc. bank term loan FRN Ser. B, 4s, 2021	1,881,188	1,831,022

Concordia Healthcare Corp. bank term loan FRN Ser. B, 4 3/4s,
2022 (Canada)	815,000	814,321

CPG International, Inc. bank term loan FRN Ser. B, 4 3/4s, 2020	3,113,123	3,084,585

Del Monte Foods, Inc. bank term loan FRN 8 1/4s, 2021	1,440,000	1,291,200

Fieldwood Energy, LLC bank term loan FRN 8 3/8s, 2020	3,046,887	1,132,427

Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	2,319,208	1,468,058

iHeartCommunications, Inc. bank term loan FRN Ser. D,
6.94s, 2019	2,546,000	2,236,236

iStar, Inc. bank term loan FRN Ser. A2, 7s, 2017 R	434,344	443,030

J Crew Group, Inc. bank term loan FRN Ser. B, 4s, 2021	1,220,000	962,275

JC Penney Corp., Inc. bank term loan FRN 5s, 2019	3,862,902	3,849,795

Jeld-Wen, Inc. bank term loan FRN Ser. B, 5s, 2022	1,350,000	1,348,718

Navistar, Inc. bank term loan FRN Ser. B, 6 1/2s, 2020	2,100,000	2,076,375

44 High Yield Trust

SENIOR LOANS (4.7%)* [c] cont.	Principal amount	Value

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4 1/4s, 2020	$1,008,062	$996,407

Offshore Group Investment, Ltd. bank term loan FRN Ser. B,
5 3/4s, 2019 (Cayman Islands)	855,313	387,029

Patheon, Inc. bank term loan FRN Ser. B, 4 1/4s,
2021 (Netherlands)	826,579	816,985

Rite Aid Corp. bank term loan FRN 4 7/8s, 2021	1,145,000	1,144,643

ROC Finance, LLC bank term loan FRN 5s, 2019	1,718,759	1,628,525

Talbots, Inc. (The) bank term loan FRN 9 1/2s, 2021	1,565,000	1,533,700

Talbots, Inc. (The) bank term loan FRN 5 1/2s, 2020	1,595,960	1,561,380

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.674s, 2017	4,891,407	2,207,248

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.674s, 2017	50,201	22,653

Yonkers Racing Corp. bank term loan FRN 4 1/4s, 2019	1,316,141	1,270,076

Total senior loans (cost $60,342,385)		$53,063,968

COMMON STOCKS (1.4%)*	Shares	Value

Ally Financial, Inc. †	113,460	$2,480,236

Berry Plastics Group, Inc. †	18,620	551,152

CIT Group, Inc.	35,508	1,542,468

Connacher Oil and Gas, Ltd. (Canada) †	52,324	37,218

DISH Network Corp. Class A †	28,200	1,671,414

Eldorado Resorts, Inc. †	46,296	436,108

EP Energy Corp. Class A †	116,332	824,794

General Motors Co.	31,956	940,785

Hilton Worldwide Holdings, Inc. †	42,995	1,067,566

Huntsman Corp.	67,975	1,123,627

Live Nation Entertainment, Inc. †	25,100	617,962

Lone Pine Resources Canada, Ltd. (Canada) † F	87,188	3,488

Lone Pine Resources, Inc. Class A (Canada) † F	87,188	3,488

Penn National Gaming, Inc. †	122,145	2,218,153

Seventy Seven Energy, Inc. †	60,780	174,439

Spectrum Brands Holdings, Inc.	13,280	1,305,158

Tribune Co. Class 1C † F	297,958	74,489

Vantage Drilling Co. †	949,728	131,441

Total common stocks (cost $20,216,246)		$15,203,986

CONVERTIBLE PREFERRED STOCKS (1.1%)*	Shares	Value
Allergan PLC Ser. A, 5.50% cv. pfd.	2,467	$2,533,461

American Tower Corp. $5.50 cv. pfd. R	23,000	2,330,188

Crown Castle International Corp. Ser. A, $4.50 cv. pfd. R	14,630	1,527,226

EPR Properties Ser. C, $1.438 cv. pfd. R	75,313	1,667,475

T-Mobile US, Inc. Ser. A, $2.75 cv. pfd.	40,485	2,793,870

Tyson Foods, Inc. $2.375 cv. pfd.	29,624	1,524,451

Total convertible preferred stocks (cost $11,701,593)		$12,376,671

High Yield Trust 45

CONVERTIBLE BONDS AND NOTES (0.4%)*	Principal amount	Value

iStar, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$1,377,000	$1,570,641

Jazz Technologies, Inc. cv. company guaranty sr. unsec.
bonds 8s, 2018	1,132,000	1,564,283

Navistar International Corp. cv. sr. unsec. sub. bonds
4 1/2s, 2018	736,000	556,600

ON Semiconductor Corp. 144A cv. company guaranty sr. unsec.
unsub. notes 1s, 2020	1,228,000	1,145,878

Total convertible bonds and notes (cost $4,397,580)		$4,837,402

PREFERRED STOCKS (0.4%)*	Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.	1,981	$2,003,101

Citigroup, Inc. Ser. K, $1.719 ARP	26,600	709,688

M/I Homes, Inc. Ser. A, $2.438 pfd.	53,597	1,380,123

Total preferred stocks (cost $3,435,048)		$4,092,912

WARRANTS (0.0%)* †	Expiration	Strike
	date	price	Warrants	Value

General Motors Co.	7/10/19	$18.33	18,319	$228,072

Total warrants (cost $273,418)				$228,072

SHORT-TERM INVESTMENTS (3.8%)*	Principal amount/shares		Value

Putnam Short Term Investment Fund 0.13% L	Shares	42,679,199	$42,679,199

SSgA Prime Money Market Fund Class N 0.06% P	Shares	110,000	110,000

U.S. Treasury Bills 0.01%, October 1, 2015 Δ		$20,000	20,000

U.S. Treasury Bills 0.16%, February 11, 2016 Δ		145,000	144,884

Total short-term investments (cost $42,954,096)			$42,954,083

TOTAL INVESTMENTS

Total investments (cost $1,175,053,144)			$1,102,426,879

Key to holding’s currency abbreviations

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Key to holding’s abbreviations

ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
MTN	Medium Term Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, whichr an from September 1, 2014 through August 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.
* Percentages indicated are based on net assets of $1,125,426,537.
† This security is non-income-producing.

46 High Yield Trust

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $92,869 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 8/31/15 (aggregate face value $10,600,829)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Canadian Dollar	Sell	10/21/15	$42,561	$44,553	$1,992

Credit Suisse International
	British Pound	Buy	9/16/15	812,450	807,141	5,309

Goldman Sachs International
	Euro	Sell	9/16/15	887,687	840,918	(46,769)

JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	10/21/15	1,370,380	1,434,550	64,170

	Euro	Buy	9/16/15	608,103	595,179	12,924

State Street Bank and Trust Co.
	Canadian Dollar	Sell	10/21/15	2,164,214	2,265,466	101,252

UBS AG
	British Pound	Sell	9/16/15	4,424,209	4,394,330	(29,879)

Euro		Sell	9/16/15	232,444	218,692	(13,752)

Total						$95,247

High Yield Trust 47

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$1,123,627	$—	$—

Capital goods	551,152	—	—

Communication services	1,671,414	—	—

Consumer cyclicals	5,280,574	—	74,489

Consumer staples	1,305,158	—	—

Energy	1,167,892	—	6,976

Financials	4,022,704	—	—

Total common stocks	15,122,521	—	81,465

Convertible bonds and notes	$—	$4,837,402	$—

Convertible preferred stocks	2,793,870	9,582,801	—

Corporate bonds and notes	—	969,595,538	74,247

Preferred stocks	709,688	3,383,224	—

Senior loans	—	53,063,968	—

Warrants	228,072	—	—

Short-term investments	42,789,199	164,884	—

Totals by level	$61,643,350	$1,040,627,817	$155,712

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$95,247	$—

Totals by level	$—	$95,247	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

48 High Yield Trust

Statement of assets and liabilities 8/31/15

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,132,373,945)	$1,059,747,680
Affiliated issuers (identified cost $42,679,199) (Notes 1 and 5)	42,679,199

Cash	872,536

Dividends, interest and other receivables	20,893,710

Receivable for shares of the fund sold	1,151,743

Receivable for investments sold	6,412,395

Unrealized appreciation on forward currency contracts (Note 1)	185,647

Prepaid assets	28,754

Total assets	1,131,971,664

LIABILITIES

Payable for investments purchased	3,139,260

Payable for shares of the fund repurchased	1,170,942

Payable for compensation of Manager (Note 2)	544,770

Payable for custodian fees (Note 2)	13,469

Payable for investor servicing fees (Note 2)	285,487

Payable for Trustee compensation and expenses (Note 2)	533,326

Payable for administrative services (Note 2)	4,390

Payable for distribution fees (Note 2)	434,142

Collateral on certain derivative contracts, at value (Note 1)	110,000

Unrealized depreciation on forward currency contracts (Note 1)	90,400

Other accrued expenses	218,941

Total liabilities	6,545,127

Net assets	$1,125,426,537

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,422,520,877

Undistributed net investment income (Note 1)	7,883,637

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(232,445,269)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(72,532,708)

Total — Representing net assets applicable to capital shares outstanding	$1,125,426,537

(Continued on next page)

High Yield Trust 49

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($849,769,135 divided by 113,020,318 shares)	$7.52

Offering price per class A share (100/96.00 of $7.52)*	$7.83

Net asset value and offering price per class B share ($14,174,978 divided by 1,888,200 shares)**	$7.51

Net asset value and offering price per class C share ($40,894,563 divided by 5,490,472 shares)**	$7.45

Net asset value and redemption price per class M share ($13,754,977 divided by 1,821,145 shares)	$7.55

Offering price per class M share (100/96.75 of $7.55)†	$7.80

Net asset value, offering price and redemption price per class R share
($11,037,136 divided by 1,500,415 shares)	$7.36

Net asset value, offering price and redemption price per class Y share
($195,795,748 divided by 26,616,085 shares)	$7.36

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

50 High Yield Trust

Statement of operations Year ended 8/31/15

INVESTMENT INCOME

Interest (including interest income of $45,231 from investments in affiliated issuers) (Note 5)	$75,836,220

Dividends	1,141,946

Total investment income	76,978,166

EXPENSES

Compensation of Manager (Note 2)	6,932,805

Investor servicing fees (Note 2)	1,760,166

Custodian fees (Note 2)	35,833

Trustee compensation and expenses (Note 2)	46,406

Distribution fees (Note 2)	3,163,546

Administrative services (Note 2)	31,330

Other	464,175

Total expenses	12,434,261

Expense reduction (Note 2)	(8,608)

Net expenses	12,425,653

Net investment income	64,552,513

Net realized gain on investments (Notes 1 and 3)	12,099,786

Net realized gain on swap contracts (Note 1)	206,278

Net realized gain on foreign currency transactions (Note 1)	1,836,040

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(274,525)

Net unrealized depreciation of investments during the year	(121,159,193)

Net loss on investments	(107,291,614)

Net decrease in net assets resulting from operations	$(42,739,101)

The accompanying notes are an integral part of these financial statements.

High Yield Trust	51

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 8/31/15	Year ended 8/31/14

Operations:
Net investment income	$64,552,513	$76,111,666

Net realized gain on investments
and foreign currency transactions	14,142,104	28,936,674

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(121,433,718)	28,702,660

Net increase (decrease) in net assets resulting
from operations	(42,739,101)	133,751,000

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(50,014,866)	(59,041,534)

Class B	(754,931)	(920,372)

Class C	(2,230,568)	(2,648,870)

Class M	(861,599)	(1,156,061)

Class R	(587,353)	(617,043)

Class Y	(11,777,809)	(13,062,980)

Decrease from capital share transactions (Note 4)	(109,641,188)	(57,863,785)

Total decrease in net assets	(218,607,415)	(1,559,645)

NET ASSETS

Beginning of year	1,344,033,952	1,345,593,597

End of year (including undistributed net investment income
of $7,883,637 and $8,290,893, respectively)	$1,125,426,537	$1,344,033,952

The accompanying notes are an integral part of these financial statements.

52 High Yield Trust

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High Yield Trust	53

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
August 31, 2015	$8.20	.41	(.67)	(.26)	(.42)	(.42)	—	—	$7.52	(3.27)	$849,769	1.00	5.19	47
August 31, 2014	7.88	.43	.33	.76	(.44)	(.44)	—	—	8.20	9.77	1,058,920	1.01	5.29	51
August 31, 2013	7.76	.49	.11	.60	(.48)	(.48)	— [d]	—	7.88	7.84	1,060,905	1.02	6.11	51
August 31, 2012	7.39	.51	.38	.89	(.52)	(.52)	— [d]	—	7.76	12.49	1,200,821	1.02	6.81	46
August 31, 2011	7.40	.56	(.03)	.53	(.54)	(.54)	— [d]	— [e,f,g]	7.39	7.07	1,108,763	1.00	7.15	72

Class B
August 31, 2015	$8.19	.35	(.67)	(.32)	(.36)	(.36)	—	—	$7.51	(4.02)	$14,175	1.75	4.44	47
August 31, 2014	7.86	.37	.33	.70	(.37)	(.37)	—	—	8.19	9.11	19,427	1.76	4.54	51
August 31, 2013	7.74	.43	.11	.54	(.42)	(.42)	— [d]	—	7.86	7.05	20,077	1.77	5.34	51
August 31, 2012	7.38	.45	.37	.82	(.46)	(.46)	— [d]	—	7.74	11.51	20,589	1.77	6.08	46
August 31, 2011	7.39	.50	(.03)	.47	(.48)	(.48)	— [d]	— [e,f,g]	7.38	6.24	22,545	1.75	6.43	72

Class C
August 31, 2015	$8.13	.35	(.67)	(.32)	(.36)	(.36)	—	—	$7.45	(4.05)	$40,895	1.75	4.45	47
August 31, 2014	7.81	.37	.33	.70	(.38)	(.38)	—	—	8.13	9.05	49,810	1.76	4.54	51
August 31, 2013	7.69	.42	.12	.54	(.42)	(.42)	— [d]	—	7.81	7.10	48,785	1.77	5.36	51
August 31, 2012	7.34	.45	.36	.81	(.46)	(.46)	— [d]	—	7.69	11.48	55,496	1.77	6.02	46
August 31, 2011	7.35	.49	(.02)	.47	(.48)	(.48)	— [d]	— [e,f,g]	7.34	6.34	38,589	1.75	6.39	72

Class M
August 31, 2015	$8.23	.39	(.67)	(.28)	(.40)	(.40)	—	—	$7.55	(3.55)	$13,755	1.25	4.93	47
August 31, 2014	7.90	.41	.33	.74	(.41)	(.41)	—	—	8.23	9.55	22,440	1.26	5.04	51
August 31, 2013	7.78	.47	.11	.58	(.46)	(.46)	— [d]	—	7.90	7.50	20,741	1.27	5.84	51
August 31, 2012	7.41	.49	.38	.87	(.50)	(.50)	— [d]	—	7.78	12.16	20,501	1.27	6.56	46
August 31, 2011	7.42	.54	(.03)	.51	(.52)	(.52)	— [d]	— [e,f,g]	7.41	6.74	18,768	1.25	6.90	72

Class R
August 31, 2015	$8.03	.38	(.65)	(.27)	(.40)	(.40)	—	—	$7.36	(3.47)	$11,037	1.25	4.94	47
August 31, 2014	7.72	.40	.32	.72	(.41)	(.41)	—	—	8.03	9.53	12,336	1.26	5.04	51
August 31, 2013	7.61	.46	.11	.57	(.46)	(.46)	— [d]	—	7.72	7.60	12,462	1.27	5.83	51
August 31, 2012	7.26	.48	.37	.85	(.50)	(.50)	— [d]	—	7.61	12.17	10,744	1.27	6.54	46
August 31, 2011	7.30	.52	(.04)	.48	(.52)	(.52)	— [d]	— [e,f,g]	7.26	6.49	8,473	1.25	6.86	72

Class Y
August 31, 2015	$8.04	.42	(.66)	(.24)	(.44)	(.44)	—	—	$7.36	(3.03)	$195,796.75		5.47	47
August 31, 2014	7.73	.44	.33	.77	(.46)	(.46)	—	—	8.04	10.16	181,102.76		5.54	51
August 31, 2013	7.63	.49	.11	.60	(.50)	(.50)	— [d]	—	7.73	8.03	182,624.77		6.30	51
August 31, 2012	7.28	.52	.37	.89	(.54)	(.54)	— [d]	—	7.63	12.71	164,060.77		7.01	46
August 31, 2011	7.31	.57	(.04)	.53	(.56)	(.56)	— [d]	— [e,f,g]	7.28	7.18	84,635.75		7.41	72

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

54 High Yield Trust	High Yield Trust	55

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Zurich Capital Markets, Inc., which amounted to less than $0.01 per share outstanding on December 21, 2010.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Southwest Securities, which amounted to less than $0.01 per share outstanding on August 22, 2011.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.

56 High Yield Trust

Notes to financial statements 8/31/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2014 through August 31, 2015.

Putnam High Yield Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). Putnam Management may also invest in other debt instruments, including loans. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors. The fund may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are

High Yield Trust	57

reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange

58 High Yield Trust

rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk, and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

High Yield Trust 59

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $90,400 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $164,884 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Prior to September 24, 2015 the fund participated in a $392.5 million unsecured committed line of credit provided by State Street and the same unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR (the Federal Funds rate prior to September 24, 2015) plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% (0.11% Prior to September 24, 2015) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are

60 High Yield Trust

reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At August 31, 2015, the fund had a capital loss carryover of $232,220,611 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$94,600,277	N/A	$94,600,277	August 31, 2017

137,620,334	N/A	137,620,334	August 31, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

These differences include temporary and/or permanent differences from foreign currency gains and losses, from defaulted bond interest, and from interest on payment-in-kind securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,267,357 to increase undistributed net investment income, $695,404 to increase paid-in-capital and $1,962,761 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$19,378,152
Unrealized depreciation	(92,229,075)

Net unrealized depreciation	(72,850,923)
Undistributed ordinary income	9,209,078
Capital loss carryforward	(232,220,611)
Cost for federal income tax purposes	$1,175,277,802

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,

0.670%	of the next $5 billion,	0.500%	of the next $50 billion,

0.620%	of the next $10 billion,	0.490%	of the next $100 billion and

0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

Putnam Management has contractually agreed, through December 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

High Yield Trust	61

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,336,972	Class R	16,109

Class B	23,535	Class Y	289,310

Class C	69,541	Total	$1,760,166

Class M	24,699

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $3,317 under the expense offset arrangements and by $5,291 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $728, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50%

62 High Yield Trust

and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$2,361,862	Class M	87,740

Class B	166,615	Class R	56,937

Class C	490,392	Total	$3,163,546

For the reporting period, Putnam commissions of $49,862 and $690 $990 in contingent deferred sales A deferred sales charge of up to 1.00% respectively. For the reporting period, received $33 and no monies on class

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$557,751,983	$640,317,538

U.S. government securities (Long-term)	—	—

Total	$557,751,983	$640,317,538

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/15		Year ended 8/31/14

Class A	Shares	Amount	Shares	Amount

Shares sold	21,338,215	$168,941,686	19,922,386	$161,548,427

Shares issued in connection with
reinvestment of distributions	5,439,190	42,750,858	6,154,333	49,978,343

	26,777,405	211,692,544	26,076,719	211,526,770

Shares repurchased	(42,858,782)	(338,226,004)	(31,676,837)	(257,589,200)

Net decrease	(16,081,377)	$(126,533,460)	(5,600,118)	$(46,062,430)

	Year ended 8/31/15		Year ended 8/31/14

Class B	Shares	Amount	Shares	Amount

Shares sold	209,508	$1,646,924	339,041	$2,750,413

Shares issued in connection with
reinvestment of distributions	83,585	656,254	97,030	786,752

	293,093	2,303,178	436,071	3,537,165

Shares repurchased	(777,339)	(6,121,444)	(616,732)	(4,998,172)

Net decrease	(484,246)	$(3,818,266)	(180,661)	$(1,461,007)

High Yield Trust 63

	Year ended 8/31/15		Year ended 8/31/14

Class C	Shares	Amount	Shares	Amount

Shares sold	2,379,281	$18,533,108	2,376,563	$18,999,324

Shares issued in connection with
reinvestment of distributions	253,599	1,975,958	292,860	2,358,715

	2,632,880	20,509,066	2,669,423	21,358,039

Shares repurchased	(3,272,214)	(25,449,662)	(2,788,084)	(22,409,268)

Net decrease	(639,334)	$(4,940,596)	(118,661)	$(1,051,229)

	Year ended 8/31/15		Year ended 8/31/14

Class M	Shares	Amount	Shares	Amount

Shares sold	433,364	$3,432,855	406,962	$3,281,690

Shares issued in connection with
reinvestment of distributions	99,086	783,161	128,471	1,047,149

	532,450	4,216,016	535,433	4,328,839

Shares repurchased	(1,436,721)	(11,157,488)	(434,982)	(3,541,375)

Net increase (decrease)	(904,271)	$(6,941,472)	100,451	$787,464

	Year ended 8/31/15		Year ended 8/31/14

Class R	Shares	Amount	Shares	Amount

Shares sold	464,753	$3,572,833	462,442	$3,689,521

Shares issued in connection with
reinvestment of distributions	75,259	578,810	76,607	609,632

	540,012	4,151,643	539,049	4,299,153

Shares repurchased	(575,418)	(4,420,872)	(617,880)	(4,892,939)

Net decrease	(35,406)	$(269,229)	(78,831)	$(593,786)

	Year ended 8/31/15		Year ended 8/31/14

Class Y	Shares	Amount	Shares	Amount

Shares sold	31,278,631	$241,420,023	26,424,864	$209,628,481

Shares issued in connection with
reinvestment of distributions	1,500,232	11,524,968	1,538,182	12,253,031

	32,778,863	252,944,991	27,963,046	221,881,512

Shares repurchased	(28,690,407)	(220,083,156)	(29,050,971)	(231,364,309)

Net increase (decrease)	4,088,456	$32,861,835	(1,087,925)	$(9,482,797)

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$56,222,398	$560,848,292	$574,391,491	$45,231	$42,679,199

Totals	$56,222,398	$560,848,292	$574,391,491	$45,231	$42,679,199

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

64 High Yield Trust

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$15,900,000

Centrally cleared credit default contracts (notional)	$—*

Warrants (number of warrants)	550,000

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign
exchange contracts	Receivables	$185,647	Payables	$90,400

	Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	228,072	depreciation	—

Total		$413,719		$90,400

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for		Forward
as hedging instruments under		currency
ASC 815	Warrants	contracts	Swaps	Total

Credit contracts	$—	$—	$206,278	$206,278

Foreign exchange contracts	—	1,873,140	—	1,873,140

Equity contracts	31,030	—	—	31,030

Total	$31,030	$1,873,140	$206,278	$2,110,448

High Yield Trust 65

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total

Foreign exchange contracts	$—	$(274,557)	$(274,557)

Equity contracts	(82,060)	—	$(82,060)

Total	$(82,060)	$(274,557)	$(356,617)

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	Total

Assets:

Forward currency contracts#	$1,992	$5,309	$—	$77,094	$101,252	$—	$185,647

Total Assets	$1,992	$5,309	$—	$77,094	$101,252	$—	$185,647

Liabilities:

Forward currency contracts#	—	—	46,769	—	—	43,631	90,400

Total Liabilities	$—	$—	$46,769	$—	$—	$43,631	$90,400

Total Financial and Derivative Net Assets	$1,992	$5,309	$(46,769)	$77,094	$101,252	$(43,631)	$95,247

Total collateral received (pledged)†##	$—	$—	$—	$77,094	$—	$(43,631)

Net amount	$1,992	$5,309	$(46,769)	$—	$101,252	$—

†Additional collateral may be required from certain brokers based on individual agreements.
#Covered by master netting agreement (Note 1).
##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

66 High Yield Trust	High Yield Trust	67

Federal tax information (Unaudited)

The fund designated 1.09% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 1.09%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

68 High Yield Trust

About the Trustees

Independent Trustees

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011
Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta
Born 1946, Trustee since 2007
Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill
Born 1942, Trustee since 1985 and Chairman from 2000 to 2011
Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

High Yield Trust 69

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

70 High Yield Trust

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

High Yield Trust	71

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free Income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

72 High Yield Trust

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2055 Fund
Global Telecommunications Fund	RetirementReady® 2050 Fund
Global Utilities Fund	RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
Asset Allocation	RetirementReady® 2035 Fund
George Putnam Balanced Fund	RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
Global Asset Allocation Funds — four	RetirementReady® 2020 Fund
investment portfolios that spread your	RetirementReady® 2015 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

High Yield Trust	73

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

74 High Yield Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury	Michael J. Higgins
Boston, MA 02109	Barbara M. Baumann	Vice President, Treasurer,
	Robert J. Darretta	and Clerk
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Janet C. Smith
57–59 St James’s Street	Paul L. Joskow	Vice President,
London, England SW1A 1LD	Kenneth R. Leibler	Principal Accounting Officer,
	Robert E. Patterson	and Assistant Treasurer
Marketing Services	George Putnam, III
Putnam Retail Management	Robert L. Reynolds	Susan G. Malloy
One Post Office Square	W. Thomas Stephens	Vice President and
Boston, MA 02109		Assistant Treasurer
Officers
Custodian	Robert L. Reynolds	James P. Pappas
State Street Bank	President	Vice President
and Trust Company
	Jonathan S. Horwitz	Mark C. Trenchard
Legal Counsel	Executive Vice President,	Vice President and
Ropes & Gray LLP	Principal Executive Officer, and	BSA Compliance Officer
Compliance Liaison
Independent Registered		Nancy E. Florek
Public Accounting Firm	Steven D. Krichmar	Vice President, Director of
KPMG LLP	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

High Yield Trust	75

This report is for the information of shareholders of Putnam High Yield Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

76 High Yield Trust

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN034
296297 10/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2015	$83,626	$ —	$6,750	$ —
August 31, 2014	$79,206	$ —	$6,590	$ —

For the fiscal years ended August 31,2015 and August 31, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $6,750 and $6,590 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2015	$ —	$ —	$ —	$ —

August 31, 2014	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 29, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 29, 2015